--------------------------


                                 LEASE AGREEMENT

                           --------------------------






                                    LANDLORD

                            KYUNG PARK AND BANG PARK

                                       AND

                                     TENANT

                            MEGAMEDIA NETWORKS, INC.



                                 - Third Floor -

                                 LEASE AGREEMENT

         THIS LEASE was entered into effective the ___ day of June, 1999, by and between KYUNG PARK and BANG PARK, his wife ("Landlord") and MEGAMEDIA NETWORKS, INC., a Florida Corporation ("Tenant"). In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the terms, covenants, and conditions of this agreement, Landlord leases to Tenant, and Tenant takes from Landlord the Premises for the Term as provided below.

                                    ARTICLE I

                                    ---------

                     DEFINITIONS AND ENUMERATION OF EXHIBITS

         1.1 DEFINITIONS. In addition to other terms which are defined in this lease, the following terms shall have the meanings and only such meanings, unless such meanings are expressly limited or expanded elsewhere in this agreement:

         (a) BUILDING. (i) The real estate depicted or described on Exhibit "A",
(ii) such contiguous real estate as Landlord may from time to time designate in writing as being included in Building, (iii) the buildings and improvements constructed on such real estate together with all alterations and additions, and
(iv) such improvements as may be constructed on such real estate after the Rental Commencement Date.

         (b) THE PREMISES. That portion of Building which is outlined on the floor plan or plans, marked Exhibit "B". The Premises are deemed to contain approximately 3663 square feet of Gross Rentable Area being the Third floor of the existing building, but reserving and excepting to Landlord the use of the roof and exterior walls and the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and appurtenant fixtures, leading through the Premises in locations which will not materially interfere with Tenant's use thereof. The parties accept the above computation as the actual size of the premises and waive any right to seek adjustments if it is subsequently determined to be incorrect.

         Tenant has an option to add the second floor of the building to the Premises. This option shall expire on August 10, 1999. Tenant may exercise the option by notifying Landlord in writing prior to the expiration date and tendering therewith the security deposit of $3,000.00 and the first months rent together with prorated rent for any partial month.

         (c) READY FOR OCCUPANCY. The Premises are accepted "as is" and are therefore ready for occupancy by Tenant, subject to completion of any improvements by Tenant for its benefit. Tenant may take occupancy upon execution of this lease and payment of the required deposit.

         (d) RENTAL COMMENCEMENT DATE. The rental commencement date shall be June 14, 1999.


         (e) LEASE TERM. June 4, 1999 until May 30, 2002, unless extended pursuant to the option to extend for the term of two (2) years as provided below.

         (f)      MINIMUM GUARANTEE RENTAL.  The Base Rent provided herein.

         (g) ADVANCED DEPOSIT. One month's rent of $4,273.50 plus $256.41 sales tax paid with execution of the Lease (to be applied to the first obligations that accrue hereunder).

         (h) SECURITY DEPOSIT. $5,000.00. Additional $3,000.00 if option to add second floor is exercised.

         (i) TENANT'S WORK. Not Applicable.

         (j) LANDLORD'S WORK. None.

         (k) LANDLORD'S MAILING ADDRESS:

                  KYUNG and BANG PARK
                  21 South Orange Avenue
                  Orlando, Florida 32801

             Or such other address as Landlord designates to Tenant in writing.

         (l) TENANT'S MAILING ADDRESS:

                  MEGAMEDIA NETWORK, INC.
                  ATTN: WILLIAM MOBLEY
                  829 Hickory Hill Court
                  Orlando, Fl 32828

             Or such other address as Tenant designates in writing to Landlord.

         (m) USE OF PREMISES. The Premises may be used only for a business office.

         (n) LANDLORD'S CONTRIBUTION TO TENANT'S WORK. None.

         (o) COMMON AREAS. Those areas of the Building which are from time to time for joint use by the tenants of Building or by the public including, without limiting the generality of the elevator, fire escapes, delivery passages, walkways, backyard and landscaped areas which are not leased to or reserved for individual tenants.

         (p) GROSS RENTABLE AREA. Floor area designed for tenant occupancy and exclusive use which is the third floor of the Building and will include the second floor if the Tenant exercises the option to include it in the Premises.

         (q) ASSESSMENT PERCENTAGE. 36%. This percentage is intended to represent Tenant's Premises proportionate size of the Gross Rental Area of the Building. The parties agree to use

                                        2

this percentage even if there are minor variations from the actual number. If the Tenant exercises the option to include the second floor in the Premises the total Assessment Percentage shall increase by 28% and total 64%.

         (r) LEASE YEAR. The Term "Lease Year" shall mean, in the case of the first Lease Year, that period from the Rental Commencement Date to the first succeeding December 31; thereafter, "Lease Year" shall mean each successive twelve (12) calendar month period following the expiration of the first Lease Year, in each case commencing on January 1 and ending the next succeeding December 31, except that in the event of the termination of this lease on any day other than December 31, then the last Lease Year shall be the period from the end of the preceding Lease Year to such date of termination.

         (s) LIABILITY INSURANCE LIMITS. $1,000,000 with respect to injuries to or death of any one person and $1,000,000.00 with respect to any one occurrence and $500,000.00 with respect to property damage or a combined single limit of $2,000,000.00. Limits are subject to adjustment as provided in this Lease.

         1.2 EXHIBITS. The exhibits enumerated in this section (if used) and attached to this lease are incorporated in this lease by this reference and are to be construed as a part of this lease.

         (a) EXHIBIT "A". Building.

         (b) EXHIBIT "B". General Floor area plan of Premises and building containing Premises.

         (c) EXHIBIT "C". (DELETED)

         (d) EXHIBIT "D". Rules and Regulations. (None at this time).

         (e) EXHIBIT "E". Guarantee.

         (f) EXHIBIT "F". (NONE)

                                   ARTICLE II

                                   ----------

               CONSTRUCTION, ACCEPTANCE AND FINANCING OF PREMISES

         2.1 LANDLORD'S CONSTRUCTION. The Landlord's work has been completed and the Premises are accepted by the Tenant "as is".

         2.2 TENANT'S PLANS. Tenant agrees to submit to Landlord the date of this Lease, plans and specifications in such detail as Landlord may reasonably for work which Tenant proposes to do on the Premises. Such plans and specifications shall comply with all requirements as set forth herein. Tenant shall not commence work on the Premises until Landlord has approved such plans and specifications in writing, which approval shall not be unreasonably withheld or delayed.

         2.3 TENANT'S WORK. Tenant agrees to proceed with due diligence to perform the work described in such plans and specifications which have been approved by Landlord, and to install its fixtures, furniture and equipment on the Premises. By occupying the Premises, Tenant shall be deemed to have acknowledged that the Landlord has complied with all of its covenants and obligations with respect to the construction of the Premises, except for defects in Landlord's work which are latent at the time the Premises are occupied. In the event of any dispute concerning work performed or required to be performed in the Premises by Landlord or Tenant, the matter in dispute shall be submitted to Landlord's architect for determination and his certificate with respect thereto shall be binding on Landlord and Tenant. Tenant will pay all impact fees, permitting costs and other charges associated with the construction and opening of the Premises for business.

         2.4 OCCUPANCY. (Deleted)

         2.5 LEASE MODIFICATION. (Deleted)

         2.6 SITE MODIFICATIONS. Landlord may do any one or more of the following with respect to the Building and the Common Areas provided that reasonable access to the Premises shall not be materially impaired: (i) construct alterations and signs; (ii) construct additions thereto; (iii) connect to then-existing buildings.

                                   ARTICLE III

                                   -----------

                            TERM AND OPTION TO EXTEND

         3.1 INITIAL TERM. The Initial Term shall run from the Rental Commencement Date until May 30, 2002.

         3.2 OPTION TO EXTEND. Tenant shall have the option to extend the Term for two (2) years, upon the same terms and conditions as in effect immediately prior to each extension except that the monthly Base Rent shall be the amount established below. The option to renew shall be deemed waived unless Tenant notifies Landlord in writing at least one hundred and twenty (120) days before the expiration of the existing Term.

         Conditions to the valid exercise of the renewal term are: Tenant shall not be in default hereunder beyond any applicable period to cure (a) at the time of exercise of the option through commencement of the renewal term, or (b) more than once during any twelve (12) month period prior to the exercise date.

         3.3 HOLDING OVER. If Tenant continues in possession of the Premises after expiration of the Term without the written consent of Landlord, Tenant shall be deemed a tenant at sufferance. Landlord's acceptance of payments from Tenant during any such holdover shall not convert Tenant's occupancy to anything other that a tenancy at sufferance, nor shall it be deemed to renew the term of this Lease. During any such tenancy at sufferance, Tenant shall pay during each month of the period of Tenant's holdover double the Monthly Base Rental charged Tenant during the month immediately preceding the expiration or termination of this Lease.

                                        4

Alternatively, at the election of Landlord expressed in written notice to Tenant, and not otherwise, Tenant's retention of possession after the termination hereof shall constitute a renewal of this Lease for one year at the annual Base Rental that would have been in effect for and additional year; but acceptance by Landlord of rent after termination shall not of itself constitute a renewal. If Tenant continues in possession of the Premises after the expiration of the term of this Lease with the prior written consent of Landlord Tenant shall become a tenant at will of the Premises. In that event, either party may terminate such tenancy by giving thirty (30) days prior written notice to the other party of such termination. All terms of this Lease, so far as applicable shall govern Tenant's occupancy as a Tenant at will, except that the Base Monthly Rental for such tenancy shall be at a rate equal to 200% of the Base Monthly Rental paid by Tenant at the time of the expiration hereof. This provision shall not be construed to confer any rights whatsoever on Tenant to hold over without written consent of Landlord.

                                   ARTICLE IV

                                   ----------

                                      RENT

         4.1 BASE RENT. Tenant shall pay to the Landlord the rent in equal monthly installments in advance on the first day of each month. The Base Rent for the Term is as follows:




         (a)      June 1, 1999 through and including May 30, 2000
  $4,273.50 per month

         (b)      June 1, 2000 through and including May 30, 2001
  $4,578.75 per month

         (c)      June 1, 2001 through and including May 30, 2002
  $4,884.00 per month

         If the Tenant exercises the option to acquire the second floor then the following additional rent shall be due:

         (a) Date option is exercised through and including May 30, 2000 $2,367.50 per month

         (b)      June 1, 2000 through and including May 30, 2001
    $2,604.25 per month

         (c)      June 1, 2001 through and including May 30, 2002
    $2,841 .00 per month


         If the Tenant exercises the option to extend the Term, for Lease Years commencing with 2002, the Base Rent shall be adjusted in, and effective for, January of each Lease Year by increasing, never decreasing, the previous Lease Year's monthly rent by the percentage increase in the "Consumer Price Index" as published by the Bureau of Labor Statistics of the United States Department of Labor with adjustments being determined by using as a basis the index number for the then last preceding October, compared to the same index for the month preceding the Rental Commencement Date of this Lease. For example, Base Rent for 2002 shall be computed by comparing the index for December, 2001 with the index for December, 1999.

         NOTE: Notwithstanding the foregoing, this adjustment shall not affect the rent for June 1, 2001 through May 30, 2002.

                                        5

         Should such index number become unavailable, or if there is a substantial change in the method of computing the index, the index to be used will be the "Index Number of Wholesale Prices of All Commodities Revised" published by the United States Department of Labor; if the aforementioned index also become unavailable or its method of computation is substantially changed, the index to be used is the "Index of the General Price Level" issued by the Federal Reserve Bank of New York. In the event that the parties are unable to agree with regard to the amount of such increase, either party may at any time submit the controversy to arbitration in Orange County, Florida, according to the rules of the American Arbitration Association. The cost incurred by such determination shall be shared equally by the parties and the award therefrom may be enforced in any court of competent jurisdiction. The Tenant shall not withhold rent if there is a misunderstanding or problem determining the adjustment.

         RENTAL ADJUSTMENT. Notwithstanding the foregoing, If the option to extend the Term is exercised, the Base Rent for the shall be adjusted and changed by increasing the Base Rent by whichever of the following procedures results in the largest Base Rent:

         (a) The first 12 months Base Rent shall be 3% larger than the rate for the prior 12 months; the second 12 month period shall have a Base Rent 3% higher than the prior 12 months Base Rent.

         (b) The CPI adjustment provided for above.

         4.2 ADDITIONAL. (deleted)

         4.3 NO SETOFF. It is the purpose and intent of the parties that the rent is absolutely net and shall be paid without offset, counterclaim, abatement or defense, and this Lease shall not be subject to termination by Tenant for any cause unless expressly provided herein.

         4.4 LATE FEE. All rent and charges hereunder are to be delivered or mailed to Landlord on or before the eighth (8th) business day of each month. Tenant shall pay a late fee of $200 for each payment that is late, the parties agreeing that this represents an agreed estimation of the liquidated damages and is not to be considered interest, forfeiture or penalty. Landlord shall notify Tenant of the late receipt and the late fee shall be due with the next rent obligation. This provision is not intended to waive any other remedy Landlord may have.

         4.5 SALES TAX. Tenant shall also pay all sales and other taxes now or hereafter imposed on Tenant in connection with this agreement which shall be paid to Landlord when Landlord is required by law to collect the tax.

         4.6 RENT ABATEMENT AND RENT INSURANCE. (deleted)

         4.7 LIEN. Landlord shall have a lien on all property of the Tenant on the Premises or in the Shopping Center as security for the payment of all sums due under this lease and Landlord shall have, in addition to any other rights allowed by law, all of the rights of a secured party under the Uniform Commercial Code as adopted by Florida, including a right to possession of

                                        6

the property upon a default by Tenant. The lien of the Landlord shall be subordinate to any prior liens encumbering said property at the time it is brought upon the Premises.

                                    ARTICLE V

                                    ---------

                                  COMMON AREAS

         5.1 USE OF COMMON AREAS. Tenant, and its licensees, invitees, employees and clients shall have the non-exclusive right to use the Common Areas, subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Tenant shall not solicit business, distribute handbills or display merchandise or signs within the Common Area.

         The entryway depicted on Exhibit "B" attached hereto shall be for the exclusive use of the Tenants of the third floor and second floor. Tenant may install an access control device on the gate if the second floor is included in the Premises. Tenant shall maintain the entryway at its expense, including the landscaping within the entryway, however, Tenant may, by written notice to Landlord, require Landlord to assume responsibility for same as provided for below.

         The grounds at the rear of the Building and the landscaping in the front shall be for the exclusive use of the tenant of the first floor and expenses of maintaining same shall be paid solely by the Landlord or the tenant of the first floor

         5.2 MAINTENANCE. Except as provided herein, Landlord shall maintain the Common Areas in good order, condition, and repair. Tenant agrees to pay to Landlord, as additional rent, its share of any and all expenses incurred by Landlord with respect to the operation, maintenance and repair, of the Common Areas, including, without limiting the generality of the foregoing, the following: landscaping, utilities, fire protection, security services, all insurance coverages (including rent coverage) carried by Landlord for the Building, and overhead costs equal to fifteen percent (15%) of all such costs. Notwithstanding the foregoing to the contrary, Landlord may cause all or any portion of the foregoing services to be provided by independent contractors. Common area maintenance shall be deemed to include the normal maintenance expenses incurred in the maintenance of the exterior walls and roof of the building.

         Tenant shall be responsible for the day to day maintenance of the air conditioning (including regular replacement of the filters) system servicing the third floor (and the second floor if Tenant includes it in the Premises) and the elevator which Landlord represents are in good order and repair. If the Tenant does not include the elevator in the Premises the Landlord shall require any Tenant who subsequently leases the second floor to contribute 1/3 of the maintenance cost of the elevator which Landlord shall be responsible for collecting and timely remitting to Tenant. The Landlord shall be responsible for any major repairs or replacements of the air conditioning or elevator system reasonably deemed other than normal maintenance items.

         5.3 ASSESSMENTS. The share to be paid by Tenant shall be that percentage of such costs which the Gross Rentable Area of the Premises bears to the total Gross Rentable Area of the Building which is set forth in Article I subject to the adjustments in Paragraph 5.2 above regarding the elevator. Landlord may, at its option, make monthly or other periodic charges

                                        7

based upon the estimated annual cost of operation and maintenance of the Common Areas, payable in advance but subject to adjustment after the end of each calendar year on the basis of the actual costs for such year. Within ninety (90) days after the close of calendar year, upon written request from Tenant, Landlord will furnish to Tenant a detailed statement of the expenses relating to the Common Areas for such year, such statement to include Tenant's proportionate share of the expenses relating to the Common Areas computed as herein provided.

                                   ARTICLE VI

                                   ----------

                            USE AND CARE OF PREMISES

         6.1 BUSINESS OPERATION. The Premises shall not be used for any other purpose than that provided in Section 1.1. Tenant shall occupy the Leased Premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance to other tenants in the Property. Tenants shall not permit any operation which emits any odor or matter which intrudes into other portions of the Property, use any apparatus or machine which makes undue noise or caused vibration in any portion of the Property or otherwise interfere with, annoy or disturb any other tenant in its normal business operations or Landlord in its management of the Property. Tenant shall neither permit any waste on the Leased Premises nor allow the Leased Premises to be used in any way which would, in the opinion of

Landlord, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the Property.

         6.2 LAWFUL COMPLIANCE. In the use and occupancy of the Premises, the Tenant shall comply with all laws and ordinances and all valid rules and regulations of any governmental authority having jurisdiction over the Premises and all requirements of any public or private agency having authority over the Premises.

         6.3 HAZARDOUS SUBSTANCES. Tenant represents and warrants to Landlord that the activities Tenant will conduct on the Premises pose no hazard to human health or the environment nor do they violate any applicable federal, state or local laws, ordinances, rules or regulations pertaining to Hazardous Materials (to be hereinafter defined) or industrial hygiene or environmental conditions ("Environmental Laws"). Tenant shall not cause or permit the Premises to be used for the generation handling, storage, transportation, disposal, or release of any Hazardous Materials except as exempted or permitted under applicable Environmental Laws and Tenant shall not cause or permit the Premises or any activities conducted thereunto be in violation of any applicable Environmental Laws. Tenant shall acquire and maintain all permits, approvals, licenses and the like required by Environmental Laws for Tenant's activities on the Premises and Tenant shall keep those permits approvals, licenses, and the like current, and shall comply with all regulations, rules and restrictions thereto. Tenant agrees to indemnify Landlord and hold Landlord harmless from all claims, losses, damages (including all foreseeable and unforeseeable consequential damages) liabilities, fines, penalties, and charges, and all costs and expenses incurred in connection therewith (including without limitation attorney's fees and expenses) directly or indirectly resulting in whole or in part from Tenant's violation of any Environmental Laws applicable to the Premises or to any activity conducted thereon, or from any

                                        8

use, generation, handling, storage, transportation, disposal or release of Hazardous Materials at or in connection with the Premises, or any cleanup or other remedial measures required with respect to the Premises under any Environmental Laws. Tenant shall reimburse Landlord immediately upon demand for all sums paid and costs incurred by Landlord with respect to the foregoing matters. This indemnity shall survive the full performance and expiration of this Lease and shall inure to the benefit of any transferee of title to the Premises. For purposes of this Lease, the term "Hazardous Materials" shall include any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "toxic substances", "contaminants", "regulated substances", or other pollution under any applicable federal, state or local law ordinances, rules or regulations now or hereafter in effect.

                                   ARTICLE VII

                                   -----------

                               TENANT'S COVENANTS

         7.1 GENERAL. Tenant shall not, nor shall Tenant at any time permit any occupant of the Premises to: (i) use or permit to be used any portion of the Premises for any unlawful purpose or use or permit the use of any portion of the Premises as regular living quarters, sleeping apartments or lodging rooms or for the conduct of any manufacturing business, (ii) use the Premises for or conduct therein activities, the purpose for which is excluded from or inconsistent with or not including within the purpose for which the Premises may be used according to Section 1. I of this lease, or (iii) use, operate or maintain the Premises in such manner that any of the rates for any insurance carried by Landlord, or the occupant of any premises within the Building, shall thereby be increased, unless Tenant shall pay to Landlord or such occupant within the Building, as the case may be, an amount equal to any such increase in rates, such payment to be made promptly on demand as each premium which shall include such increase shall become due and payable.

         7.2 GLASS AND REFUSE. Tenant (i) will maintain the Premises in a clean, orderly and sanitary condition and free of insects, rodents, vermin, and other pests; and (ii) will not permit undue accumulation of garbage, trash, rubbish or other refuse in the Premises and Landlord shall provide a suitable location for Tenant's outside trash receptacle which Tenant shall use and not allow refuse to be left outside of the receptacle.

         7.3 RULES AND REGULATIONS. The rules and regulations as shown on Exhibit "D" are hereby made a part of this Lease and Tenant agrees to comply with them. Tenant's failure to observe the rules and regulations shall constitute a breach of this Lease. Landlord reserves the right to amend or supplement the rules and regulations. Notice of such additional rules and regulations, if any, shall be given to Tenant and Tenant agrees to comply with the rules and regulations, and amendments thereto, provided the same shall apply uniformly to all tenants of the Building.

                                        9

                                  ARTICLE VIII

                                  ------------

                       MAINTENANCE AND REPAIR OF PREMISES,
                   ALTERATIONS AND LANDLORD'S RIGHT OF ACCESS

         8.1 MAINTENANCE FOR TENANT. Landlord shall keep, at the Landlord's expense, the foundation, the roof and the exterior and interior load bearing walls and supports of the Premises (except plate glass doors, door closures, door frames, store fronts, windows and window frames located in exterior building walls) in good repair. In the event that the Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord, and Landlord shall not be responsible in any way for failure to make any such repairs until a reasonable time shall have elapsed after the giving of such written notice.

         8.2 MAINTENANCE BY TENANT. Tenant shall, at its sole expense, keep the Premises in a safe, sightly, and serviceable condition and free from any infestation by insects, rodents, or other pests, and except as specifically otherwise provided, make all needed maintenance including maintaining standard service contracts for (i) the heating, ventilating and air conditioning systems serving the Premises: (ii) the exterior and interior portion of all doors, windows, window frames, plate glass, door closures and door frames; (iii) all plumbing and sewage facilities within the Premises, including free flow up to the connection to the main sewer line; (iv) all sprinkler systems serving the Premises; (vii) all interior walls, floors, and ceilings; (viii) any of Tenant's Work and repairs related to Tenants alterations; and (x) all necessary repairs and replacements of Tenant's trade fixtures required for the proper conduct and operation of Tenant's business. If at any time and from time to time during the Term, and any extensions and renewals thereof, Tenant shall fail to make any maintenance, repairs, or replacements in and to the Premises as required in this lease, Landlord shall have the right, but not the obligation, to enter the Premises and to make such maintenance, repairs and replacements for and on behalf of Tenant and all sums expended by Landlord for such maintenance, repairs, and replacements shall be deemed to be additional rent hereunder and shall be payable to Landlord upon demand. At the termination of this lease, Tenant shall surrender the Premises in good condition, reasonable wear and tear and loss by fire or other casualty alone excepted.

         8.3 NO ALTERATIONS. Tenant shall not make any alterations, additions, or replacements to the Premises without prior written consent of Landlord, except for Tenant's Work and the installation of unattached moveable fixtures which may be installed without drilling, cutting, or otherwise defacing the Premises. All alterations, additions, and improvements made in and to the Premises and all floor covering that is cemented or adhesively fixed to the floor and all fixtures (other than trade fixtures) which are installed in the Premises shall remain in and be surrendered with the Premises and shall become the property of Landlord at the expiration of this lease. So long as Tenant is not in default hereunder, Tenant shall have the right to remove its trade fixtures from the Premises, provided that Tenant shall repair and restore any damage to the Premises, caused or occasioned by such removal.

                                       10

         8.4 WORKMANLIKE WORK. All Tenant's Work and all repairs, alterations, additions and improvements done by Tenant within the Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and at such times and in the such manner as will cause a minimum of interference with other construction in progress and with the transaction of business in the Building. Whenever Tenant proposes to do any construction work within the Premises, Tenant shall first furnish to Landlord plans and specifications covering such work in such detail as Landlord may reasonably request. Such plans and specifications shall comply with such requirements as Landlord may from time to time prescribe for construction within the Building. In no event shall any construction work be commenced within the Premises without Landlord's written approval of such plans and specifications.

         8.5 RIGHT OF ENTRY. Landlord shall have the right, but not the duty, to enter upon the Premises, at any time for emergencies and otherwise with at least one business day advance notice for the purpose of inspecting the same, or of making repairs to the Premises, or of making repairs, alterations, or additions to adjacent property, or of showing the Premises to lenders or to prospective purchasers or tenants.

         8.6 NO LIENS. Tenant shall not suffer or permit any materialmen's, mechanics', artisans' or other liens to be filed or placed or exist against the land or building of which the Premises are a part, or Tenant's interest in Premises by reason of work, services, or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises or any part thereof through or under the Tenant, and nothing contained in this lease shall be deemed or construed in any way as constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any improvements, alterations or repairs of or to the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of a materialmen's mechanics' or other lien against the Premises. If any such lien should, at any time, be filed, Tenant shall cause the same to be discharged of record within fifteen (15) days after the date of filing the same. If Tenant shall fall to discharge such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by a deposit in court or by posting a bond. Any amount paid by Landlord for any of the aforesaid purposes or for the satisfaction of any other lien not caused by Landlord, and all reasonable expenses of Landlord in defending any such action or in procuring the discharge of such lien, shall be deemed additional rent hereunder and shall be repaid by Tenant to Landlord on demand.

         This Lease shall serve as notice to all potential construction lienors that neither Landlord nor the Premises shall be liable or subject to liens for any work performed or materials supplied at Tenant's request or at the request of anyone claiming interest through Tenant. Landlord reserves the right to record a copy of this Lease or a memorandum hereof in the public records of the County where the Premises are located, or to post a notice on the Premises containing this provision, for the purpose of alerting potential claimants of construction liens that neither

                                       11

Landlord nor the Premises are obligated for such liens, and Tenant shall execute any document requested by Landlord in order to make record of such.

         8.7 INTERRUPTION OF BUSINESS. Landlord shall not be liable to Tenant for any interruption of Tenant's business or inconvenience caused Tenant or

Tenant's assigns, sublessees, clients, invitees, employees or licensees in the Premises on account of Landlord's performance of any repair, maintenance or replacement in the Premises or any other work therein pursuant to Landlord's rights or obligations under this lease so long as such work is being conducted by Landlord in accordance with the term of this lease and without gross negligence or gross disregard for Tenant's business operations.

                                   ARTICLE IX

                                   ----------

                           SIGNS, DISPLAYS, DIRECTORY

         9.1 SIGNS/DISPLAYS. Tenant shall not, without the prior written consent of Landlord, (i) paint, decorate or make any changes to the front of the Premises; (ii) install any exterior lighting, awning or protrusions, or any exterior signs, advertising matter, decoration or painting; (iii) affix any window or door lettering, sign decoration or advertising matter to any window or door glass; or (iv) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, excepting only dignified displays of customary type in store windows. Use of the roof of the Premises is reserved to Landlord, and Landlord may install upon the roof equipment, signs, antenna, displays, and other objects and may construct additional stories above the Premises, provided any such use does not unreasonably interfere with Tenant's occupancy of the Premises.

         9.2 SIGN/DIRECTORY. Tenant shall have the use of 1/3 of any approved signage. The Landlord may impose reasonable rules for the use of the signage.

                                    ARTICLE X

                                    ---------

                                    UTILITIES

         10.1 SUPPLY. Landlord agrees to cause to be provided such mains, conduits and other facilities necessary to supply electricity, water, sewer and telephone to the Premises, in accordance with and subject to any special provisions contained in Exhibit "C" and shall provide Tenant with separate meters for utilities serving the Premises.

         10.2 CHARGES. Tenant shall promptly pay all charges for electricity, water, sewer and telephone (where applicable) furnished to the Premises, and Landlord may, if it so elects, furnish one or more of such services to Tenant, and, in such event, Tenant shall purchase such services as are tendered by Landlord and shall pay for such services at the rates established therefore by Landlord, provided that such rates shall not exceed the rates which would be charged for the same service if furnished directly by the applicable public utility then furnishing such service. In the event that at any time during the Term, or any extensions and renewals thereof, Tenant shall fail to promptly pay any of the foregoing charges, Landlord shall have the right, but not the

                                       12

obligation, to pay such charge or charges for and on behalf of Tenant and such amounts so paid shall be deemed to be additional rent hereunder and shall be payable by Tenant to Landlord upon demand.

         10.3 INTERRUPTION. Landlord shall not be liable in the event of any interruption in the supply of any utilities including, without limitation, any heating and air-conditioning (if provided). Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities serving the Premises and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed at Tenant's expense in accordance with plans and specifications to be approved in writing by Landlord.

                                   ARTICLE XI

                                   ----------

                           INDEMNITY AND NON-LIABILITY

         11.1 INDEMNIFICATION. Tenant does hereby agree to indemnify and save Landlord harmless from and against any and all liability for any injury to or death of any person or persons or any damage to property in any way arising out of or connected with the condition other than latent defects, use or occupancy of the Premises, or in any way arising out of the activities in the Premises, Common Areas or other portions of the Building, of the Tenant, its assigns or sublessees or of the respective agents, employees, licensees or invitees of Tenant, its assigns, or sublessees and from all costs expenses and liabilities, including, but not limited to, court costs and reasonable attorneys' fees, incurred by Landlord in connection therewith, excepting however, liability caused by Landlord's gross negligence.

         11.2 NON-LIABILITY. Tenant covenants and agrees that Landlord shall not be liable to Tenant for any injury to or death of any person or persons or for damage to any property of Tenant, or any person claiming through Tenant, arising out of any accident or occurrence on the Premises or any other portion of the Building, including, without limiting the generality of the foregoing, injury, death or damage caused by the Premises or other portions of the Building becoming out of repair or caused by any defect in or failure of equipment, pipes, or wiring, or caused by broken glass, or caused by the backing up of drains, or caused by gas, water, steam, electricity, or oil leaking, escaping or flowing into the Premises, or caused by fire or smoke, or caused by the acts or omissions of other tenants of the Building.

         11.3 DISCLAIMER. Except for the gross negligence of the Landlord, Landlord shall not be responsible or liable at any time for any loss or damage to Tenant's merchandise, equipment, fixtures or other personal property or to Tenant's business; and Landlord shall not be responsible or liable for any defect, latent or otherwise, in the Building or any of the equipment, machinery, utilities, appliances or apparatus therein.

                                       13

                                   ARTICLE XII

                                   -----------

                                    INSURANCE

         12.1 PUBLIC LIABILITY INSURANCE. Tenant shall, at its sole cost and expense, procure and maintain throughout The Term of this lease a policy or policies of insurance, insuring Tenant, Landlord and any other persons designated by Landlord against any and all liability for injury to or death of a person or persons and for damage to property occasioned by or arising out of the condition of the Premises, the use or occupancy of the Premises or any construction work being done on the Premises by Tenant, or if applicable, boiler explosion. The limits of such policy shall be in an amount not less than the Liability Insurance Limits as specified in 1.1 and shall be written by an insurance company or companies reasonably satisfactory to Landlord. Such policies shall be non-cancelable except after ten (10) days written notice to Landlord and designees of Landlord. Such policies or duly executed certificates of insurance with respect thereto shall be delivered to Landlord prior to the Rental Commencement Date and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms. The policy limits may be adjusted from time to time by Landlord if reasonable men would agree that the limits are too low for good business judgment.

                                  ARTICLE XIII

                                  ------------

                               DAMAGE BY CASUALTY

         13.1 DAMAGE. Tenant shall give immediate written notice to Landlord of any damage to the Premises caused by fire or other casualty, and if Landlord does not elect to terminate this lease as hereinafter provided, Landlord shall proceed with reasonable diligence and at its sole expense to rebuild and repair the Premises. Notwithstanding the foregoing, in the event that (i) the insurance proceeds payable in connection with such damage and destruction shall be insufficient to make such restoration, (ii) the Building in which the Premises are located shall be destroyed or substantially damaged by casualty not covered by standard fire or extended coverage insurance, (iii) said building shall be destroyed or rendered unrentable by any casualty to the extent of at least fifty percent (50%) of the Gross Rentable Area of said building, (iv) Landlord shall not have actual and unconditional receipt of the insurance proceeds payable in connection with such damage and destruction, (v) the holder of any mortgage, which encumbers Landlord's interest hereunder or in the Premises shall unrentable by any casualty to the extent of at least fifty percent (50%) of the Gross Rentable Area of said building, (iv) Landlord shall not have actual and unconditional receipt of the insurance proceeds payable in connection with such damage and destruction, (v) the holder of any mortgage, which encumbers Landlord's interest hereunder or in the Premises shall require that such proceeds shall be applied against any indebtedness owed to such holder, or (vi) there shall be less than two (2) years remaining in the Term, or any extension or renewal thereof, then, in any of such events, Landlord may elect either to terminate this lease or to proceed to rebuild and repair the Premises. Landlord shall give written notice to Tenant of such election within ninety (90) days after the occurrence of such casualty.

                                       14

         13.2 RESTORATION. Landlord's obligation to rebuild and repair the Premises under this Article XIII shall in any event be limited to restoring Landlord's Work to substantially the condition in which the same existed prior to the casualty, and Tenant agrees that promptly after the completion of such work by Landlord, Tenant will proceed with reasonable diligence and at its sole cost and expense to restore Tenant's Work to substantially the condition in which the same existed prior to the casualty.

         13.3 RENT. Tenant agrees that during any period of reconstruction or repair of the Premises, it will continue the operation of its business within the Premises to the extent practicable. Tenant shall maintain a "business interruption" insurance policy, naming Landlord as an additional insured to assure continuation of the payment of the Minimum Guaranteed Rental. A copy of the policy shall be provided to Landlord.

         13.4 POLICIES. Tenant agrees at all times at its expense to keep its equipment, fixtures, Tenant's Work (excluding any portion of said work deemed a fixture properly covered by the building hazard policy) and its other property situated within the Premises insured against fire, with extended coverage, to the extent of at least eighty (80%) percent of the full insurable value thereof Such insurance shall be carried with companies reasonably satisfactory to Landlord. Such insurance shall be non-cancelable except for ten (10) days written notice to Landlord. Such policies or duly executed certificates of insurance with respect thereto shall be delivered to Landlord prior to the Rental Commencement Date and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms. The proceeds of such insurance shall be for use by Tenant, except with the consent of Landlord, for the repair or replacement of merchandise, fixtures, Tenant's Work, or other property which was situated within the Premises.

         13.5 WAIVER OF SUBROGATION. All fire and extended coverage insurance carried by Landlord or Tenant covering losses arising out of destruction of or damage to the Premises or its contents shall, to the extent reasonably obtainable, provide for waiver of subrogation against Landlord, Tenant and other tenants in the Building, on the part of the insurance carrier. Evidence of the existence of such waiver will be furnished by either party to the other party on request.

         13.6 RIGHT TO TERMINATE. In the event that Fifty (50%) percent or more of the Gross Rentable Area of the Building shall be destroyed or substantially damaged by any casualty, notwithstanding that the Premises may be unaffected by such casualty, either Landlord or Tenant may terminate this lease by giving thirty (30) days prior written notice of election to do so, which notice shall be given, if at all, within ninety (90) days following the date of said occurrence. Rent shall be adjusted as of the date of such termination.

                                       15

                                   ARTICLE XIV

                                   -----------

                                 EMINENT DOMAIN

         14.1 RIGHT TO CANCEL. If more than ten (10%) percent of the Gross Rentable Area of the Premises is taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase under threat thereof, this lease shall terminate upon the election of either party effective on the date possession of a portion of the Premises is taken by the condemning authority.

         14.2 RENT ADJUSTMENT. If less than ten percent (10%) of the Gross Rentable Area of the Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase under threat thereof, this lease shall not terminate, or if more than ten percent (10%) of the Gross Rentable Area of the Premises is so taken and this lease is not terminated in accordance with Section 14.1, then in either of such events the Minimum Guaranteed Rental (but not percentage rental) payable hereunder during the unexpired portion of the Term shall be reduced by the percentage which the area taken bears to the area of the Premises prior to the date possession of such portion of the Premises is taken by the condemning authority.

         14.3 NOTICE. Any election to terminate this lease following condemnation shall be evidenced by written notice of termination delivered to the other party within thirty (30) days after the date by which both Landlord and Tenant are notified of such taking or such sale, and, in the event that neither Landlord nor Tenant shall so exercise such election to terminate this lease, then this lease shall continue in full force and effect.

         14.4 RESTORATION. If this lease is not terminated following any condemnation, Landlord shall make all necessary repairs or alterations within the scope of Landlord's Work necessary to make the Premises an architectural whole, and Tenant agrees that promptly after completion of such work by Landlord, Tenant will proceed with reasonable diligence and at its sole cost and expense to make all necessary repairs or alterations within the scope of Tenant's Work necessary to make the Premises an architectural whole.

         14.5 COMPENSATION. All compensation awarded for any taking (or the proceeds of private sale under threat thereof), whether for the whole or a part of the Premises, shall be the property of Landlord, whether such award is compensation for damages to Landlord's or Tenant's interest in the Premises, and Tenant hereby assigns all of its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or for the taking of Tenant's fixtures personal property within the Premises if a separate award for such items if made to Tenant.

                                       16

                                   ARTICLE XV

                                   ----------

                            ASSIGNMENT AND SUBLETTING

         15.1 ASSIGNMENT. This lease (and all options) may be assigned, sublet or transferred by Tenant, provided (a) Landlord prior to any assignments consents thereto in writing which consent may not be unreasonably withheld, (b) Tenant is not in default of any term of this Lease (c) the sublessee or assignee provides Landlord with such financial information as Landlord reasonably requires and agrees in writing to be bound by the terms of this Lease, and (d) the Base Rent is increased, not decreased, to an amount equal to the then current market rental rate (as determined by and MAI appraisal prepared by an appraiser selected by a mutually agreeable third party).

         15.2 LANDLORD'S TRANSFER. The term "Landlord" as used in this lease means only the owner or entity from time to time owning the building containing the Premises, so that in the event of any sale or sales thereof, the Landlord who is a grantor in any such sale shall be and hereby is, without further agreement, entirely freed and relieved of all the obligations of Landlord hereunder. Any such sale or sales of the Premises, unless pursuant to a foreclosure sale or deed in lieu of such foreclosure, shall be subject to this lease and it shall be deemed and construed without further agreement that the purchaser at any such sale has assumed and agreed to carry out any and all obligations of Landlord under this lease so long as such purchaser shall be the owner of the building containing the Premises.

         15.3 NO ENCUMBRANCE. Tenant shall not pledge or otherwise encumber its interest under this lease. Tenant has only a usufruct, not subject to levy, sale or other transfer, whether voluntary or by operation of law, except in accordance with this Article XIV.

                                   ARTICLE XVI

                                   -----------

                                      TAXES

         16.1 GENERAL. Tenant shall be liable for and shall pay all taxes levied against personal property, fixtures, and Tenant's Work in the Premises; if such taxes for which Tenant is liable are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of any such items and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which tenant is liable hereunder.

         16.2 REAL ESTATE TAXES. Tenant agrees to pay as additional rent, its share of the general real estate taxes, assessments, and governmental charges levied against the Building for each calendar year beginning with the Rental Commencement Date and during the Lease Term and any renewals or extensions thereof Said taxes, assessments, and governmental charges shall be appropriately prorated during the first and last years of the lease term if such years are less than full calendar years. The proportionate share to be paid by Tenant shall be the same percentage used to determine Tenant's share of the maintenance expenses provided for in paragraph 1.1(q). Landlord may at its option make monthly or other periodic charges based upon

                                       17

the estimated annual taxes, payable in advance but subject to adjustment after receipt of the tax statement Landlord; adjustments shall be paid within fifteen
(15) days of presentation of the tax statement.

         16.3 RENT TAX. Tenant agrees to pay as additional rent any rent or use tax imposed on rent payments or imposed upon Landlord based upon rent payments by Tenant, however, Tenant shall not be required to pay any income tax of Landlord.

                                  ARTICLE XVII

                                  ------------

                              DEFAULTS AND REMEDIES

         17.1 DEFAULT BY LANDLORD. If Landlord defaults in the performance of any term, covenant or condition required to be performed by Landlord under this Lease, Landlord shall have thirty (30) day period, Landlord shall have all reasonable and necessary time to complete such cure, as long as Landlord is upon the occurrence of nay default set forth in this Lease and subsequent failure by Landlord to cure or commence actions to cure as provided above. Tenant shall, as Tenant's sole remedy, have the right to maintain an action against Landlord for specific performance or injunctive relief.

         17.2 INJUNCTION. If Tenant fails to keep or perform or violates any covenant or provision of this lease (except payment of any installment of rent or other charge or money obligation herein required to be paid by Tenant) Landlord may without notice and in addition to any other remedy enjoin Tenant from any such failure or violation hereunder.

         17.3 DEFAULT BY TENANT. If, except as otherwise provided in Sections 9.2, 9.6 and 11.2 hereof, Tenant fails to perform or violates any covenant or provision of this Lease (except the payment of any installment of rent or other charge or money obligation herein required to be paid by Tenant) and such failure or violation continues for a period of ten (10) days after written notice by Landlord, or in case of a failure or violation which cannot with due diligence be cured within a period of ten (10) days, if Tenant fails to cure such failure or violation promptly after the service of such notice and with all due diligence, then Landlord may in addition to any other remedies cure or prosecute the curing of such failure or violation at reasonable expense, which expense shall be deemed to be additional rental and shall be paid to Landlord by Tenant on demand. Tenant agrees that neither Landlord nor any person acting on Landlord's behalf shall be liable for any loss or damage suffered by Tenant resulting from the exercise of the rights granted under this section.

         17.4 INTEREST. Any installment of rent or any other charge or money obligation herein required to be paid by Tenant which is not paid within ten
(10) days of when due shall bear interest at the maximum rate allowed by law, from the due date until paid and the Landlord may treat any such charge or money obligation as additional rent hereunder.

         17.5 ACTS OF DEFAULT. The happening of any one or more of the following shall be deemed to be events of default under this lease:

                                       18

                  (a) The making by Tenant of an assignment for the benefit of its creditors.

                  (b) The levying of a writ of execution or attachment on or against the property of Tenant within the Premises or against Tenant's leasehold interest and the same not being released or discharged within thirty (30) days thereafter;

                  (c) The institution of proceedings in a court of competent jurisdiction for the reorganization, liquidation, or voluntary or involuntary dissolution of Tenant, or for its adjudication as a bankrupt or insolvent, or for the appointment of a receiver of the property of Tenant, and/or for the appointment of a receiver of the property of Tenant, and said proceedings not being dismissed, and any receiver, trustee or liquidator appointed therein not being discharged within thirty (30) days after the institution of such proceedings.

                  (d) The doing or permitting of any act by Tenant which creates a lien or claim therefore against the land or building of which the Premises are a part and the same not being released or otherwise provided for by indemnification satisfactory to Landlord within thirty (30) days thereafter.

                  (e) Failure of Tenant to pay any installment of rent or other charge or money obligation herein required to be paid by Tenant as and when such payment is due and payable; notwithstanding the foregoing, Landlord agrees to allow Tenant ten (10) days from the date of receipt of written notice of any failure to pay before the Landlord will assert a default to accommodate justified oversights of the Tenant, but the Landlord reserves the right, and shall be entitled to find the Tenant in default if the Tenant has unreasonably and habitually compels the Landlord to enforce timely payment of the rent by giving a written notice.

                  (f) Failure of Tenant to comply with any covenant or provision of this lease (except payment of any installment of rent or other charge or money obligation herein required to be paid by Tenant) within fifteen (15) days after written notice of such failure to comply is given by Landlord, or if it is not feasible to cure such failure within such period, to begin performance of such covenant within such period and to diligently pursue performance to completion in a reasonable time thereafter.

                                       19

         17.6 LANDLORD'S REMEDIES. Upon the occurrence of any of such events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever;

         (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. Landlord may, without prejudice to any other remedy which it may have, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by force, if necessary, without being liable for prosecution or any claim of damages therefore.

         (b) Not terminate this lease but rather enter upon and take possession of the Premises and, if Landlord so elects, make such alterations and repairs as may be necessary to relet the Premises, and relet the Premises or any part thereof, as the agent of Tenant, at such rent and for such term and subject to such terms and conditions as Landlord may deem advisable and receive the rent therefore. Upon each such reletting all rentals received by the Landlord from such relenting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any loss and expenses of such relenting, including brokerage fees and attorneys' fees and costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder, and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such relenting. Notwithstanding any such relenting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach.

         (c) Should Landlord at any time terminate this lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises reasonable attorneys' fees, and the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent, reserved in this lease for the remainder of the Term over the then reasonable rental value of the Premises for the remaining portion of the Term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable by Tenant hereunder, subsequent to default, the annual rent for each year of the unexpired term shall be equal to the average Minimum Guaranteed Rental and percentage rent paid by Tenant from the Rental Commencement Date to the time of default or during the preceding two (2) calendar years, whichever period is shorter.

         (d) Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of

                                       20

                  the violation of any of the covenants and provisions herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construe to constitute a waiver of such default.

         17.7 LEGAL FEES. If, because of any breach or default hereunder, it shall become necessary for the Landlord to employ an attorney to enforce or defend any of the rights remedies hereunder, the Tenant agrees to pay any such fees or costs incurred by the Landlord.

         17.8 DEPOSITS. Landlord hereby acknowledges receipt from tenant of an Advance Deposit, which shall be applied to rent due for April and May, 1997. Landlord further acknowledges receipt from Tenant of the Security Deposit, which shall be held by Landlord without interest as security for this lease, it being expressly understood that such deposit is not an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein, or provided by law, use the Security deposit to the extent necessary to make good any arrears of rent and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon termination of this lease.

                                  ARTICLE XVIII

                                  -------------

                                  SUBORDINATION

         18.1 SUBORDINATION. This lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of any mortgage now or hereafter encumbering the Premises or Landlord's interest. In confirmation of such subordination, Tenant shall, upon demand at any time or times, execute, seal and deliver to Landlord, without expense to Landlord, all instruments in recordable form that may be requested to evidence this subordination to the lien of any such mortgage and each renewal, modification, consolidation, replacement, and extension thereof. All said instruments shall be drafted and prepared by the Landlord and delivered to the Tenant at Landlord's expense. If Tenant shall fail to execute, seal and deliver any such instrument, Landlord in addition to any other remedies available to it in consequence thereof may execute, seal and deliver the same as the attorney in fact of Tenant and in Tenant's name, place and stead, and Tenant hereby irrevocably makes, constitutes, and appoints Landlord, its successors and assigns, as such attorney in fact for that purpose.

         18.2 ATTORNMENT. If the holder of any mortgage, shall hereafter succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease, then, at the option of such holder, Tenant shall attorn to and recognize such successor as Tenant's landlord under this lease and shah promptly execute and deliver any instrument that may be necessary to evidence such attornment.

                                       21

         18.3 NONDISTURBANCE. Upon attornment this lease shall continue in full force and effect as a direct lease between such successor landlord and Tenant, subject to all the terms, covenants, and conditions of this lease.

                                   ARTICLE XIX

                                   -----------

                                  MISCELLANEOUS

         19.1 NOTICES. Whenever any notice is required or permitted, such notice shall be in writing, deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the address specified in
Section 1.1.

         19.2 NOTICES TO LENDER. Tenant agrees that upon the request of either Landlord or the holder of any mortgage, encumbering Landlord's interest hereunder or in the Premises, Tenant shall send to such holder copies of all notices sent to Landlord; Tenant agrees that it may not exercise any of its remedies on account of a default by Landlord under this lease until such holder shall have received written notice from Tenant and a period of thirty (30) days after receipt of such notice for curing such default shall thereafter have elapsed.

         19.3 CAPTIONS. The captions and the contents used in this lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof Whenever the singular number is used the same shall include the plural, and words of any gender shall include each other gender.

         19.4 WAIVER. Failure of Landlord to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any on e or more of the remedies set forth in Article II above shall not preclude pursuit of any one or more of the any remedy hereunder or at law constitute forfeiture or waiver of any rent or damages accruing to Landlord by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Landlord to enforce one or more of the remedies provided hereunder or at law upon any event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach or any of the terms, provisions and covenants contained in this Lease. Landlord may collect and receive rent due from tenant without waiving or affecting any rights or remedies that Landlord may have at law or in equity or by virtue of this Lease at the time of such payment. Institution of nay action to reenter the Leased Premises shall not be construed to be an election by Landlord to terminate this Lease.

         19.5 ACT OF GOD OR FORCE MAJEURE. An "Act of God" or "Force Majeure" is defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire storms, weather (including wet grounds or inclement weather which prevents constructions), acts of the public enemy, wars, insurrections, and/or any other cause not reasonable within the control of Landlord or which by the exercise of due diligence Landlord is unable wholly or in part, to prevent or overcome. Landlord shall not be required to perform any

                                       22

covenant or obligation in this Lease, or be liable in damages to Tenant, so long as the performance or nonperformance of the covenant or obligation is delayed or prevented by an "Act of God", "Force Majeure" or by Tenant.

         19.6 ENTIRE AGREEMENT. This lease contains the entire agreement between the parties and no agreement, representation or inducement shall be effective to change, modify or terminate this lease in whole or in part unless in writing and signed by the parties.

         19.7 JURY TRIAL. The parties waive the right to a trial by jury in any legal proceeding.

         19.8 ESTOPPEL INFORMATION. Tenant, after reasonable notice, shall execute, acknowledge and deliver to Landlord a certificate evidencing whether or not:

         (a) This lease is in full force and effect;

         (b) This lease has been amended in any way;

         (c) There are any existing defaults hereunder to the knowledge of Tenant and specifying the nature of such default, if any; and

         (d) The date to which rent, including percentage rental, if any, has been paid. Each certificate delivered pursuant to this Section may be relied on by an prospective purchaser or transferee of the Building or of Landlord's interest hereunder or by any mortgagee of the Building or of Landlord's interest hereunder or by any assignee of any such mortgagee.

         19.9 SUCCESSORS BOUND. The terms, provisions and covenants contained in this lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective heirs, assigns, successors in interest and legal representatives except as otherwise provided; however, all claims, demands, or causes of action which Tenant may have against Landlord shall be enforceable solely against Landlord's right, title and interest in Building and no other property of Landlord shall be subject to any such claim, demand or cause of action.

         19.10 TIME OF ESSENCE. Time is of the essence in this agreement.

         19.11 LAW. The laws of the State of Florida shall govern the interpretation, of this lease. If any provision of this lease shall be held to be invalid or unenforceable, the validity and enforce-ability of the remaining provisions of this lease shall not be affected.

         19.12 SURRENDER PREMISES. Tenant shall, on or before the last day of the Term hereof, or when sooner terminated, peaceably and quietly surrender the Premises to Landlord with all alterations, additions, improvements, fixtures and equipment, including air conditioning equipment (excluding trade fixtures and other personal property of Tenant), be in good order and repair, ordinary wear and tear excepted. All such property not removed shall be deemed abandoned by Tenant and conveyed to Landlord unless Landlord shall give notice to Tenant to

                                       23

remove all or any part hereof, in which event Tenant shall promptly at its expense remove same, or Landlord may do so at Tenant's expense.

         19.13 VENUE. Venue for any litigation regarding this agreement shall lie in Orange County, Florida.

         19.14 NO PARTNERSHIP. Deleted.

         19.15 LANDLORD'S LIABILITY. (Deleted)

         19.16 MULTIPLE TENANTS. If this Lease is executed by more than one person or entity as "Tenant", each such person or entity shall be jointly and severally liable hereunder. It is expressly understood that any one of the named Tenants shall be empowered to execute any modification, amendment, exhibit, floor plan, or other documents herein referred to and bind all of the named Tenants thereto; and Landlord shall be entitled to rely on same to the extent as if all of the named Tenants had executed same.

         19.17 LIMITATION OF WARRANTIES. Landlord and Tenant expressly agree that there are and shall be no implied Warranties of merchantability, habitability, suitability, fitness for a particular purpose of or of any other kind arising out of this Lease, and there are no warranties which extend beyond those expressly set forth in this Lease. Without limiting the generality of the foregoing, Tenant expressly acknowledges that Landlord has made no warranties or representations concerning any hazardous substances or other environmental matters affecting any part of the Property, and Landlord hereby expressly disclaims and Tenant waives any express or implied warranties with respect to any such matters.

         19.18 SPECIAL STIPULATIONS CONTROL. To the extent that the Special Stipulations set forth in Exhibit "F" conflict with any of the printed provisions of this lease, such Special Stipulations shall control.

         19.19 RADON GAS. Notice to Prospective Purchaser/Tenant: Radon is a naturally occurring gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. (pursuant to Section 404.056(8), Florida Statutes.)

         19.20 SHORT FORM OF LEASE. Simultaneously with the execution and delivery hereof the parties have executed a Memorandum if Lease Agreement and the LESSOR or the LESSEE may record such Memorandum of Lease Agreement in lieu of recording this lease.

         19.21 BROKER. The parties represent to each other that no brokers are affiliated with this transaction.

         19.22 CONDITION PRECEDENT. This lease shall not be binding unless it is executed and delivered by and to both parties on or before

                                       24

         19.23 ACCEPTANCE BY FACSIMILE. Either party may demonstrate its acceptance or execution of this Lease by facsimile transmitted by facsimile showing the transmitting parties' signature thereon. Such a facsimile, once received by the other party, shall bind the transmitting party to the same extent as would delivery of this Lease (or a counterpart) containing the parties actual signature.

         IN WITNESS WHEREOF, the parties have caused this Lease to be executed by their duly authorized officers the day and year first above written.

AS TO LANDLORD:

/s/ A. J. Stanton, Jr.                         /s/ Kyung Park
Print Name:  A. J. Stanton, Jr.                KYUNG PARK

/s/ Amanda R. Moody
Print Name:  Amanda  R. Moody

                                               /s/ Bank Park

/s/ A. J. Stanton, Jr.                         BANG PARK
Print Name:  A. J. Stanton, Jr.

/s/ Amanda R. Moody
Print Name:  Amanda R. Moody

AS TO TENANT:
                                               MEGAMEDIA NETWORKS, INC.
/s/ A. J. Stanton, Jr.
Print Name:  A. J. Stanton, Jr.                By: /s/ William Mobley, President

/a/ Amanda R. Moody
Print Name:  Amanda R. Moody

                                       25

                                    EXHIBIT A

                                    ---------



                                  [Space Plan]

                                  ------------




                                       A-1

                                    EXHIBIT B

                                    ---------

                                  [FLOOR PLAN]








                                       B-1

                                    EXHIBIT E

                               GUARANTEE AGREEMENT

         THIS AGREEMENT was entered into on 14th day of June, 1999, between Kyung Park and Bang Park, individually and as Landlord ("Landlord") and the individuals signing hereto ("Guarantors") and secure performance of the lease between Landlord and MEGAMEDIA NETWORKS, INC.("Lease").

                                    RECITALS

         a. Guarantors desire to induce the Landlord to enter into the Lease between the Landlord and the Tenant.

         b. The Landlord is unwilling to enter into the Lease without the assurances afforded by the Guarantors set forth below.

         NOW, THEREFORE, in consideration of the Lease being entered into between the Landlord and Tenant, which benefits the Guarantors herein, and in further consideration of the sum of One Dollar ($1.00), receipt of which is acknowledged by the Guarantors, the Guarantors covenant and agree as follows:

         1. The Guarantors hereby absolutely and unconditionally guarantee to the Landlord the prompt, punctual payment and performance, when due, of all of the Tenant's obligations to the Landlord under the terms and conditions of the Lease between the Landlord and Tenant. The Guarantors agree that all payments and other obligations under this Guarantee will be made promptly on demand.

         2. The obligations hereunder are joint and several, and independent of the obligations of the Tenant, and a separate action or actions may be brought or prosecuted against one or more of the Guarantors whether action is brought against the Tenant or whether the Tenant be joined in any such action or actions- and Guarantors waive the benefit of any statute of limitations affecting their liability hereunder or the enforcement thereof.

         3. The Guarantors authorize the Landlord without notice, consent or demand, at any time, and from time to time, either before or after the maturity thereof, to extend the time for payment of any obligation of the Tenant; to amend in any respect whatsoever, any provision of the Lease without notice or assent from the Guarantors.

         4. No delay on the part of the Landlord in exercising any right shall operate as a waiver.

         5. In the event that the Tenant is now or is hereafter indebted to any of the Guarantors, the Guarantors agree that said indebtedness held by them is hereby subordinated to the indebtedness of the Tenant to the landlord as long as this Guarantee is in full force and effect.

                                       E-1

         6. Guarantors waive any right to require Landlord to (a) proceed against the Tenant, (b) proceed against or exhaust any security held or to which Landlord is entitled, or (c) pursue any other remedy in Landlord's power whatsoever. Guarantors waive any defense arising by reason of any disability, lack of corporate authority or power, or other defense of the Tenant or any other Guarantor, and shall remain liable regardless of whether Tenant or any other Guarantor is found not liable for any reason. Until all the obligations have been paid or complied with in U], Guarantors shall not have right of subordination, and each waives any right to enforce any remedy which Landlord now has or may hereafter hold or to which the Landlord is entitled.

         7. This Guarantee Agreement she remain in full force and effect until all of the terms and conditions of the Lease have been complied with and shall be binding upon Guarantors, and the respective heirs, legal representatives, successors and assigns of Guarantors and, along with all rights, title, benefits and securities existing and to exist hereunder, shall inure to the benefit of and be available to Landlord, his successors and assigns.

         IN WITNESS WHEREOF, the undersigned Guarantors have set their hands and seals.

                                                      /s/ William A. Mobley
                                                      WILLIAM A. MOBLEY